CORINDUS VASCULAR ROBOTICS, INC. 8-K

Exhibit 99.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into this ___ day of __________________, 201___, by and between Corindus Vascular Robotics, Inc., a Nevada corporation (the “Company”), and _________________ (“Indemnitee”).

WHEREAS, qualified persons are reluctant to serve corporations as directors, officers or otherwise unless they are provided with broad indemnification and insurance against claims arising out of their service to and activities on behalf of such corporations; and

WHEREAS, the Company has determined that attracting and retaining such persons is in the best interests of the Company’s stockholders and that it is reasonable, prudent and necessary for the Company to indemnify such persons to the fullest extent permitted by applicable law and to provide reasonable assurance regarding insurance;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Indemnitee, each intending to be legally bound, hereby agree as follows:

1.

Defined Terms; Construction.

(a)

Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, as amended), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries acting in such capacity, (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (C) a stockholder of the Company as of the date hereof (an “Existing Stockholder”), unless such Existing Stockholder’s beneficial ownership of Voting Securities has increased by more ten percent (10%) after the date hereof, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than forty percent (40%) of the total voting power represented by the Company’s then outstanding Voting Securities, (ii) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board of Directors and any new director whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a resolution of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other entity other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one (1) transaction or a series of related transactions) of all or substantially all of its assets, or (v) the Company shall file or have filed against it, and such filing shall not be dismissed, any bankruptcy, insolvency or dissolution proceedings, or a trustee, administrator or creditors committee shall be appointed to manage or supervise the affairs of the Company.

“Corporate Status” means the status of a person who is, becomes, was or may be deemed to be a director (or a member of any committee of the Board of Directors), officer, employee or agent (including without limitation a manager of a limited liability company or general partner of a limited partnership) of the Company or any of its subsidiaries, or of any predecessor thereof, or is, begins or was serving at the request of the Company as a director (or a member of any committee of the Board of Directors), officer, employee or agent (including without limitation a manager of a limited liability company) of another entity, or of any predecessor thereof, including service with respect to an employee benefit plan.

“Determination” means a determination that either (x) there is a reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (a “Favorable Determination”) or (y) there is no reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (an “Adverse Determination”). An Adverse Determination shall include the decision that a Determination was required in connection with indemnification and the decision as to the applicable standard of conduct.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” means all (i) attorneys’ fees and expenses, retainers, court, arbitration and mediation costs, transcription costs, fees and expenses of experts, witness and public relations consultants bonds and fees, traveling expenses, costs of collecting and producing documents, duplication costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, appealing or otherwise participating in a Proceeding or responding to, or objecting to, a request to provide discovery in any Proceeding, (ii) damages, judgments, fines and amounts paid in settlement and any other amounts that Indemnitee becomes legally obligated to pay (including any federal, state or local taxes and ERISA excise taxes imposed on Indemnitee as a result of receipt of reimbursements or advances of expenses under this Agreement) and (iii) the premium, security for, and other costs relating to any costs bond, supersedes bond or other appeal bond or its equivalent, whether civil, criminal, arbitrational, administrative or investigative with respect to any Proceeding actually and reasonably incurred by Indemnitee, or on Indemnitee’s behalf, because of any claim or claims made against or by him in connection with any Proceeding, whether formal or informal (including an action by or in the right of the Company), to which Indemnitee is, was or at any time becomes a party or a witness, or is threatened to be made a party to, participant in or a witness with respect to, by reason of Indemnitee’s Corporate Status.

“Independent Legal Counsel” means an attorney or firm of attorneys competent to render an opinion under the applicable law, selected in accordance with the provisions of Section 5(e), who has not performed any services (other than services similar to those contemplated to be performed by Independent Legal Counsel under this Agreement) for the Company or any of its subsidiaries or for Indemnitee within the last three years.

“NRS” means the Nevada Revised Statutes, as amended from time to time.

“Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including without limitation a claim, demand, discovery request, formal or informal investigation, inquiry, administrative hearing, arbitration or other form of alternative dispute resolution, including an appeal from any of the foregoing.

“Voting Securities” means any securities of the Company that vote generally in the election of directors.

(b)

Construction. For purposes of this Agreement,

(i)

References to the Company and any of its “subsidiaries” shall include any corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise that before or after the date of this Agreement is party to a merger or consolidation with the Company or any such subsidiary or that is a successor to the Company as contemplated by Section 8(e) (whether or not such successor has executed and delivered the written agreement contemplated by Section 8(e)).

(ii)

References to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan.

(iii)

References to a “witness” in connection with a Proceeding shall include any interviewee or person called upon to produce documents in connection with such Proceeding.

2.

Agreement to Serve.

Indemnitee agrees to serve as a director of the Company, an officer of the Company, or both, and/or to serve as a director, officer or both of one or more of the Company’s subsidiaries and in such other capacities as Indemnitee may serve at the request of the Company from time to time, and by its execution of this Agreement the Company confirms its request that Indemnitee serve as a director, officer and in such other capacities. Indemnitee shall be entitled to resign or otherwise terminate such service with immediate effect at any time, and neither such resignation or termination nor the length of such service shall affect Indemnitee’s rights under this Agreement. This Agreement shall not constitute an employment agreement, supersede any employment agreement to which Indemnitee is a party or create any right of Indemnitee to continued employment or appointment.

3.

Indemnification.

(a)

General Indemnification. The Company shall indemnify Indemnitee, to the fullest extent permitted by applicable law in effect on the date hereof or as amended to increase the scope of permitted indemnification, against Expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including all interest, taxes, assessments and other charges in connection therewith) incurred by Indemnitee or on Indemnitee’s behalf in connection with any Proceeding connected with, resulting from or relating to Indemnitee’s Corporate Status.

(b)

Additional Indemnification Regarding Expenses. Without limiting the foregoing, in the event any Proceeding is initiated by Indemnitee, the Company or any other person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) to enforce or interpret this Agreement or any rights of Indemnitee to indemnification or advancement of Expenses (or related obligations of Indemnitee) under the Company’s or any such subsidiary’s articles or certificate of incorporation, bylaws or other organizational agreement or instrument of the Company, any other agreement to which Indemnitee and the Company or any of its subsidiaries are party, any vote of the stockholders or resolution of the directors of the Company or any of its subsidiaries, the NRS, any other applicable law or any liability insurance policy, the Company shall indemnify Indemnitee against Expenses incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding in proportion to the success achieved by Indemnitee in such Proceeding and the efforts required to obtain such success, as determined by the court presiding over such Proceeding.

(c)

Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of any Expenses, losses, liabilities, judgments, fines, penalties and amounts paid in settlement incurred by Indemnitee, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion.

(d)

Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the articles of incorporation, bylaws or other organizational agreement or instrument of the Company or any of its subsidiaries, any other agreement, any vote of the stockholders or resolution of the directors, the NRS, any other applicable law or any liability insurance policy.

(e)

Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated under the Agreement to indemnify Indemnitee:

(i)

For Expenses incurred in connection with Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (x) as contemplated by Section 3(b), (y) in specific cases if the Board of Directors has approved the initiation or bringing of such Proceeding, and (z) as may be required by law.

(ii)

For an accounting of profits arising from the purchase and sale by Indemnitee of securities within the meaning of Section 16(b) of the Exchange Act, or any similar provisions of any federal, state or local law if the final, non-appealable judgment of a court of competent jurisdiction finds Indemnitee to be liable for disgorgement under such Section 16(b).

(iii)

On account of Indemnitee’s acts or omissions that are established by a final adjudication as involving intentional misconduct, fraud or a knowing violation of the law and, in each case, that was material to the cause of action.

(iv)

For which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment actually received by Indemnitee under such insurance, clause, bylaw or agreement.

(v)

if and to the extent indemnification is prohibited by applicable law.

(f)

Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute such documents and do such acts as the Company may reasonably request to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

(g)

[Other Indemnitor’s Obligations. The Company hereby acknowledges that Indemnitee may have rights to indemnification for losses provided by [_________] (“Other Indemnitor”). The Company agrees with Indemnitee that the Company is the indemnitor of first resort of Indemnitee with respect to matters for which indemnification is provided under this Agreement and that the Company will be obligated to make all payments due to or for the benefit of Indemnitee under this Agreement without regard to any rights that Indemnitee may have against the Other Indemnitor. The Company further agrees that no payment of Expenses or losses by the Other Indemnitor to or for the benefit of Indemnitee shall affect the obligations of the Company hereunder, and that the Company shall be obligated to repay the Other Indemnitor for all amounts so paid or reimbursed to the extent that the Company has an obligation to indemnify Indemnitee for such Expenses or losses.]

4.

Advancement of Expenses.

To the fullest extent permitted by law, the Company shall pay all Expenses incurred by Indemnitee in connection with any Proceeding connected with, resulting from or relating to Indemnitee’s Corporate Status, other than a Proceeding initiated by Indemnitee for which the Company would not be obligated to indemnify Indemnitee pursuant to Section 3(e)(i), in advance of the final disposition (in accordance with Section 5(c)) of such Proceeding and without regard to whether Indemnitee will ultimately be entitled to be indemnified for such Expenses and without regard to whether an Adverse Determination has been made, except as contemplated by the last sentence of Section 5(f). The right to advances under this Section 4 shall in all instances continue until final disposition of any Proceeding, including any appeal therein. Advances shall be made without regard to Indemnitee’s ability to repay the Expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, and Indemnitee shall repay such amounts advanced only if and to the extent that it shall ultimately be determined in a decision by a court of competent jurisdiction from which no appeal can be taken that Indemnitee is not entitled to be indemnified by the Company for such Expenses. The right to advancement described in this Section 4 is vested. Any repayment obligation shall be unsecured and shall not bear interest. The Company shall not impose on Indemnitee any additional conditions to advancement or require from Indemnitee additional undertakings regarding repayment.

5.

Indemnification Procedure.

(a)

Notice of Proceeding; Cooperation. Indemnitee shall give the Company notice in writing as soon as practicable, and in any event, no later than thirty (30) days after Indemnitee becomes aware, of any Proceeding for which indemnification will or could be sought under this Agreement, provided that any failure or delay in giving such notice shall not relieve the Company of its obligations under this Agreement unless and to the extent that (i) none of the Company and its subsidiaries are party to or aware of such Proceeding and (ii) the Company is materially prejudiced by such failure or delay.

(b)

Settlement. The Company will not, without the prior written consent of Indemnitee, which may be provided or withheld in Indemnitee’s sole discretion, effect any settlement of any Proceeding against Indemnitee or which could have been brought against Indemnitee unless such settlement solely involves the payment of money by persons other than Indemnitee and includes an unconditional release of Indemnitee from all liability on any matters that are the subject of such Proceeding and an acknowledgment that Indemnitee denies all wrongdoing in connection with such matters. The Company shall not be obligated to indemnify Indemnitee against amounts paid in settlement of a Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Company’s prior written consent, which shall not be unreasonably withheld.

(c)

Request for Payment; Timing of Payment. To obtain indemnification payments or advances under this Agreement, Indemnitee shall submit to a Company a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Company and reasonably available to Indemnitee. The Company shall make indemnification payments to Indemnitee no later than sixty (60) days, and advances to Indemnitee no later than twenty (20) days, after receipt of such written request from Indemnitee.

(d)

Determination. The Company intends that Indemnitee shall be indemnified to the fullest extent permitted by applicable law as provided in Section 3 and that no Determination shall be required in connection with such indemnification. In no event shall a Determination be required in connection with the advancement of Expenses pursuant to Section 4 or in connection with the indemnification for Expenses incurred as a witness or incurred in connection with any Proceeding or portion thereof with respect to which Indemnitee has been successful on the merits or otherwise. Any decision that a Determination is required by law in connection with any other indemnification of Indemnitee, and any such Determination, shall be made within thirty (30) days after receipt of Indemnitee’s written request for indemnification, as follows:

(i)

If no Change in Control has occurred, (w) by a resolution of a majority of the directors of the Company who are not parties to such Proceeding, even if less than a quorum, with the advice of Independent Legal Counsel, or (x) by a committee of such directors designated by a resolution of a majority of such directors, even if less than a quorum, with the advice of Independent Legal Counsel, or (y) if there are no such directors, or if such directors so direct, by Independent Legal Counsel in a written opinion to the Company and Indemnitee, or (z) by the vote of holders of shares of capital stock of the Company then outstanding that vote generally in the election of directors.

(ii)

If a Change in Control has occurred, by Independent Legal Counsel in a written opinion to the Company and Indemnitee.

The Company shall pay all Expenses incurred by Indemnitee in connection with a Determination.

(e)

Independent Legal Counsel. If there has not been a Change in Control, Independent Legal Counsel shall be selected by the Board of Directors and approved by Indemnitee (which approval shall not be unreasonably withheld or delayed). If there has been a Change in Control, Independent Legal Counsel shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld or delayed). The Company shall pay the fees and expenses of Independent Legal Counsel and indemnify Independent Legal Counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to its engagement.

(f)

Consequences of Determination; Remedies of Indemnitee. The Company shall be bound by and shall have no right to challenge a Favorable Determination. If an Adverse Determination is made, or if for any other reason the Company does not make timely indemnification payments or advances of Expenses, Indemnitee shall have the right to commence a Proceeding before a court of competent jurisdiction to challenge such Adverse Determination and/or to require the Company to make such payments or advances. Indemnitee shall be entitled to be indemnified for all Expenses incurred in connection with such a Proceeding in accordance with Section 3(b) and to have such Expenses advanced by the Company in accordance with Section 4. If Indemnitee fails to timely challenge an Adverse Determination, or if Indemnitee challenges an Adverse Determination and such Adverse Determination has been upheld by a final judgment of a court of competent jurisdiction from which no appeal can be taken, then, to the extent and only to the extent required by such Adverse Determination or final judgment, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee under this Agreement.

(g)

Presumptions; Burden and Standard of Proof. In connection with any Determination, or any review of any Determination, by any person, including a court:

(i)

It shall be a presumption that a Determination is not required.

(ii)

It shall be a presumption that Indemnitee has met the applicable standard of conduct and that indemnification of Indemnitee is proper in the circumstances.

(iii)

The burden of proof shall be on the Company to overcome the presumptions set forth in the preceding clauses (i) and (ii), and each such presumption shall only be overcome if the Company establishes that there is no reasonable basis to support it.

(iv)

The termination of any Proceeding by judgment, order, finding, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that indemnification is not proper or that Indemnitee did not meet the applicable standard of conduct or that a court has determined that indemnification is not permitted by this Agreement or otherwise.

(v)

Neither the failure of any person or persons to have made a Determination nor an Adverse Determination by any person or persons shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee did not meet the applicable standard of conduct, and any Proceeding commenced by Indemnitee pursuant to Section 5(f) shall be de novo with respect to all determinations of fact and law.

6.

Directors and Officers Liability Insurance.

(a)

Maintenance of Insurance. So long as the Company or any of its subsidiaries maintains liability insurance for any directors, officers, employees or agents of any such person, the Company shall ensure that Indemnitee is covered by such insurance in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s and its subsidiaries’ then current directors and officers. If at any date (i) such insurance ceases to cover acts and omissions occurring during all or any part of the period of Indemnitee’s Corporate Status or (ii) neither the Company nor any of its subsidiaries maintains any such insurance, the Company shall ensure that Indemnitee is covered, with respect to acts and omissions prior to such date, for at least six years (or such shorter period as is available on commercially reasonable terms) from such date, by other directors and officers liability insurance, in amounts and on terms (including the portion of the period of Indemnitee’s Corporate Status covered) no less favorable to Indemnitee than the amounts and terms of the liability insurance maintained by the Company on the date hereof.

(b)

Notice to Insurers. Upon receipt of written notice of a Proceeding pursuant to Section 5(a), the Company shall give or cause to be given prompt notice of such Proceeding to all insurers providing liability insurance in accordance with the procedures set forth in all applicable or potentially applicable policies. The Company shall thereafter take all necessary action to cause such insurers to pay all amounts payable in accordance with the terms of such policies.

7.

Exculpation, etc.

(a)

Limitation of Liability. The liability of directors and officers of the Company shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS or such other applicable law shall be amended to permit further elimination or limitation of or authorize corporate action further eliminating or limiting the personal liability of directors and/or officers, then the liability of Indemnitee shall, automatically, without any further action, be eliminated or limited to the fullest extent permitted by the NRS or such other applicable law as so amended.

(b)

Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company or any of its subsidiaries against Indemnitee or Indemnitee’s estate, spouses, heirs, executors, personal or legal representatives, administrators or assigns after the expiration of two (2) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two (2) year period, provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

8.

Miscellaneous.

(a)

Non-Circumvention. The Company shall not seek or agree to any order of any court or other governmental authority that would prohibit or otherwise interfere, and shall not take or fail to take any other action if such action or failure would reasonably be expected to have the effect of prohibiting or otherwise interfering, with the performance of the Company’s indemnification, advancement or other obligations under this Agreement.

(b)

Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

(c)

Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a nationally recognized courier service or (iii) on the third business day following the date of mailing if delivered by domestic registered or certified mail, properly addressed, or on the fifth business day following the date of mailing if sent by airmail from a country outside of North America, to Indemnitee at the address shown on the signature page of this Agreement, to the Company at the address shown on the signature page of this Agreement, or in either case at such address as subsequently modified by written notice to the other party.

(d)

Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

(e)

Successors and Assigns. This Agreement shall be binding upon the Company and its respective successors and assigns, including without limitation any acquiror of all or substantially all of the Company’s assets or business, any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that acquires beneficial ownership of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding Voting Securities (unless waived by the majority of the Board of Directors as of immediately prior to such acquisition of beneficial ownership of securities of the Company) and any survivor of any merger or consolidation to which the Company is party, and shall inure to the benefit of and be enforceable by Indemnitee and Indemnitee’s estate, spouses, heirs, executors, personal or legal representatives, administrators and assigns. The Company shall require and cause any such successor, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement as if it were named as the Company herein, and the Company shall not permit any such purchase of assets or business, acquisition of securities or merger or consolidation to occur until such written agreement has been executed and delivered. No such assumption and agreement shall relieve the Company of any of its obligations hereunder, and this Agreement shall not otherwise be assignable by the Company. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or delegate this Agreement or any rights or obligations. Without limiting the generality or effect of the foregoing, Indemnitee’s right to receive payments hereunder shall not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by Indemnitee’s will or by estate law, and, in the event of any attempted assignment or transfer contrary to this Section 8(e), the Company shall have no liability to pay any amount so attempted to be assigned or transferred.

(f)

Choice of Law; Consent to Jurisdiction. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Nevada, as applied to contracts between Nevada residents entered into and to be performed entirely within Nevada, without regard to the conflict of law principles thereof. To the fullest extent permitted by law, and unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for all purposes in connection with any Proceeding which arises out of or relates to this Agreement.

(g)

Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto, provided that the provisions hereof shall not supersede the provisions of the Company’s or any such subsidiary’s articles or certificate of incorporation, bylaws or other organizational agreement or instrument of the Company, any other agreement to which Indemnitee and the Company or any of its subsidiaries are party, any vote of the stockholders or resolution of the directors of the Company or any of its subsidiaries, the NRS, any other applicable law or any liability insurance policy, to the extent any such provisions shall be more favorable to Indemnitee than the provisions hereof.

(h)

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

In Witness Whereof, the parties hereto have executed and delivered this Indemnification Agreement as of the date first above written.

CORINDUS VASCULAR ROBOTICS, INC.

By:
Name:
Title:

Address:	309 Waverley Oaks Road, Suite 105
Waltham, MA 02452

Agreed to and Accepted:

Indemnitee

By:
Name:
Title:

Address:

[Signature Page to Indemnification Agreement]